QuickLinks -- Click here to rapidly navigate through this document

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
KERYX BIOPHARMACEUTICALS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

KERYX BIOPHARMACEUTICALS, INC.
101 MAIN STREET
CAMBRIDGE, MASSACHUSETTS 02142

To: Our Stockholders

From: Benjamin Corn

Subject: Invitation to the Keryx Biopharmaceuticals, Inc. 2002 Annual Meeting

        Please come to our 2002 Annual Meeting of Stockholders, to be held 10:00 a.m. local time, on May 23, 2002, at our offices at 101 Main Street Cambridge, Massachusetts, to find out more about Keryx and the significant progress we are making. You will have the opportunity to ask questions and make comments at the meeting. Enclosed with this Proxy Statement are your voting card and 2001 Annual Report.

        We have written our Proxy Statement in plain English, as is encouraged by the Securities and Exchange Commission. We hope you are pleased with this format and find this Proxy Statement easy to read.

        We look forward to seeing you at the 2002 Annual Meeting.

                      Sincerely,
                      /s/ Benjamin Corn
                      Benjamin Corn, M.D.
                      Chief Executive Officer and President

KERYX BIOPHARMACEUTICALS, INC.
101 MAIN STREET
CAMBRIDGE, MASSACHUSETTS 02142
NOTICE OF 2002 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 23, 2002

        The 2002 Annual Meeting of Stockholders of Keryx Biopharmaceuticals, Inc. will be held at our offices, 101 Main Street, Cambridge, Massachusetts, on May 23, 2002, at 10:00 a.m. local time. At the meeting, stockholders will consider and act on the following items:

  1.
  the election of eight directors, each for a term of one year; and

  2.
  the transaction of any other business as may properly come before the meeting or any adjournment of the meeting.

        If you are a stockholder as of the close of business on April 5, 2002, you are entitled to vote at the meeting or any postponements or adjournments of the meeting. A list of stockholders entitled to vote at the meeting will be available for your inspection, for any purpose germane to the meeting, beginning May 8, 2002, at our offices in Cambridge, Massachusetts, or at our offices in Jerusalem, Israel, located at 7 Hartom Street in the Har Hotzvim Hi-tech Industrial Park, between the hours of 9:30 a.m. and 5:00 p.m. local time, each business day.

                      By Order of the Board of Directors,
                      /s/ Bob Trachtenberg
                      Bob Trachtenberg
                      Secretary

Cambridge, Massachusetts
April 22, 2002

i

Additional Information	20
Householding of Annual Meeting Materials	20
Shareholders' Proposals for the 2003 Annual Meeting	20
Other Matters	20
Solicitation of Proxies	20
Revocation of Proxy	21
Appendix A—Form of Proxy Card

ii

Proxy Statement

        This Proxy Statement and the accompanying proxy card are being mailed, beginning on or about April 23, 2002, to the owners of shares of our common stock as of April 5, 2002, in connection with the solicitation of proxies by our Board of Directors for our 2002 Annual Meeting of Stockholders. This proxy procedure is necessary to permit all stockholders, many of whom are unable to attend the Annual Meeting, the opportunity to vote. Our Board of Directors encourages you to read this document thoroughly and take this opportunity to vote, via proxy, on the matters to be decided at the Annual Meeting. As discussed below, you may revoke your proxy at any time before your shares are voted at the Annual Meeting.

Questions and Answers

Q. What is the purpose of the Annual Meeting?

A. At our Annual Meeting, stockholders will act upon the matters outlined in the Notice of 2002 Annual Meeting of Stockholders accompanying this Proxy Statement, including the election of directors. In addition, we will report on our overall performance during 2001 and respond to questions from shareholders.

Q. Who is entitled to vote at the Annual Meeting, and how many votes do they have?

A. The record holders of our common stock at the close of business on the record date, April 5, 2002, may vote at the Annual Meeting. Each share of our common stock is entitled to one vote. There were 19,895,185 shares of common stock outstanding on the record date. A list of stockholders entitled to vote at the Annual Meeting, arranged in alphabetical order, including the address of and number of shares held by each stockholder of record, will be available for your inspection, for any purpose germane to the Annual Meeting, beginning May 8, 2002, at our offices in Cambridge, Massachusetts, or at our offices in Jerusalem, Israel, located at 7 Hartom Street in the Har Hotzvim Hi-tech Industrial Park, between the hours of 9:30 a.m. and 5:00 p.m. local time, each business day.

Q. How do I vote?

A. You may vote by completing and returning the enclosed proxy card, which is also attached to this Proxy Statement as Annex A, by mail or by voting in person at the Annual Meeting. Since many of our stockholders are unable to attend the Annual Meeting in person, we send proxy cards to all of our stockholders who are eligible to vote to enable them to be represented and vote at the Annual Meeting. To vote by mail, simply mark, sign and date the enclosed proxy card, and return it in the enclosed postage-paid envelope. Alternatively, you may deliver your proxy card to us in person, by facsimile or by a courier. If you hold your shares through a broker, bank, or other nominee, you will receive separate instructions from the nominee describing how to vote your shares.

Q. What is a proxy?

A. A proxy is a person you appoint to vote on your behalf. If you are unable to attend the Annual Meeting, we are seeking your appointment of proxies so that your shares of common stock may be voted. You must complete and return the enclosed proxy card to have your shares voted by proxy. If you complete and return the proxy card, you will be designating Bob Trachtenberg, our General Counsel and Secretary, and Robert Gallahue, our Chief Financial Officer and Treasurer, as your proxies. They may act together or individually on your behalf and have the authority to appoint a substitute to act as proxy.

Q. How will my proxy vote my shares?

A. Your proxy will vote according to the instructions on your proxy card. If you complete and return your proxy card but do not indicate your vote, your proxy will vote "FOR" the Proposal. Presently, our Board of Directors does not know of any other matter that may come before the Annual Meeting. However, your proxies are authorized to vote on your behalf, using their judgment, on any other business that properly comes before the Annual Meeting.

Q. How do I revoke my proxy?

A. You may revoke your proxy at any time before your shares are voted at the Annual Meeting by:

  •
  notifying our Secretary, Bob Trachtenberg, in writing at 7 Hartom Street, P.O. Box 23706, Har Hotzvim, Jerusalem 91236 Israel (Fax Number: +972-2-541-3588), that you are revoking your proxy;

  •
  executing and returning to our Secretary, Bob Trachtenberg, as described above, a new, subsequently dated, proxy card; or

  •
  attending and voting by ballot at the Annual Meeting.

Q. Is my vote confidential?

A. Yes. All votes remain confidential, unless you indicate otherwise.

Q. What constitutes a quorum?

A. The presence, through proxy or otherwise, of the holders of a majority of the voting interest of the issued and outstanding shares of our common stock on the record date constitutes a quorum. A quorum is necessary in order to conduct the Annual Meeting and will be measured by the number of shares present at the Annual Meeting and represented by proxy. If you choose to have your shares represented by proxy at the Annual Meeting, you will be considered part of the quorum. If a quorum is not present at the Annual Meeting, a majority of the stockholders present, in person or by proxy, may adjourn the meeting to a date when a quorum is present. If an adjournment is for more than 30 days or a new record date is fixed for the adjourned meeting, we will provide notice of the adjourned meeting to each stockholder of record entitled to vote at the adjourned meeting. At any such adjourned meeting at which a quorum is present, any business may be transacted that might have been transacted at the originally called meeting.

Q. What vote is required to elect directors?

A. The affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors. A properly executed proxy marked "WITHHOLD AUTHORITY" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will counted for purposes determining whether there is a quorum.

Q. How are votes counted?

A. Shares that abstain from voting on a particular matter or are held in "street name" by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote on a particular matter, called a broker non-vote, will not be voted in favor of the matter and will not be counted as shares voting on the matter. Accordingly, abstentions and broker non-votes will have no effect on the outcome of voting on the matters to be voted on at the meeting.

Q. What percentage of our outstanding common stock does our directors and officers own?

A. As of December 31, 2001, our directors and executive officers owned approximately 45.23% of our outstanding common stock. See the discussion under the heading "Stock Ownership of our Directors, Executive Officers, and 5% Beneficial Owners" on page 18 for more details.

Q. Who are our independent public accountants, and will they be represented at the Annual Meeting?

A. KPMG has served as our independent public accountants and auditors since 1999. We have selected KPMG to serve as our auditors for 2002. We expect a representative of KPMG to be present at the Annual Meeting. The representative will have an opportunity to make a statement, if he or she desires to do so, and be available to answer appropriate questions.

Q. How can you obtain a copy of our Form 10-K?

A. You may request a copy of our Annual Report on Form 10-K for the year ended December 31, 2001, by writing to our Secretary, Bob Trachtenberg, at 7 Hartom Street, P.O. Box 23706, Har Hotzvim, Jerusalem 91236 Israel or via e-mail at info@keryx.com.

Proposal—Election of Directors

        Our Board of Directors has eight members. Each member has been nominated for re-election and has agreed to serve a one-year term if elected. If any nominee is unable to stand for election, which circumstance we do not contemplate, the Board of Directors may provide for a lesser number of directors or designate a substitute nominee. In the latter event, shares represented by proxies may be voted for the substitute nominee. Our Board of Directors has no reason to believe that any nominee will be unable to serve if elected.

        There follows for each member of our Board of Directors information given by each concerning his principal occupation and business experience for the past five years, the name of other publicly held companies of which he serves as a director and his age and length of service as a director of Keryx.

        Except as otherwise set forth below, no director or executive officer is related by blood, marriage or adoption to any other director or executive officer.

Nominees for Director

        The Board of Directors recommends a vote "FOR" each of the following nominees.

        Morris Laster, M.D., 37, has served as our Chairman since November 1999. He served as our Chief Executive Officer until November 2001. From December 1996 to November 1999, Dr. Laster served as the Chief Executive Officer and President of Partec Ltd., our predecessor company. From 1990 to 1996, Dr. Laster was employed as Vice President of Medical Venture Capital with Paramount Capital Investments LLC, a merchant and investment bank. Dr. Laster received his B.S. from the State University of New York at Albany and his M.D. from Downstate Medical Center. He also performed post-doctoral training in surgery at Case Western Reserve University Hospital and served as a physician and officer with the paratroopers of the Israel Defense Forces.

        Peter Morgan Kash, 40, our Vice Chairman, has served on our Board of Directors since October 1998. Since 1990, Mr. Kash has been a Senior Managing Director of Paramount Capital, Inc., a NASD registered broker-dealer and a Director of Paramount Capital Asset Management, Inc., which manages the investments of several funds specializing in the technology and biotechnology sectors. From 1989 to 1991, Mr. Kash served as an Associate Professor at Polytechnic University. In addition, since 1996, he has served as a Lecturer in Entrepreneurship and International Venture Capital at the Wharton School of the University of Pennsylvania and was a visiting professor in entrepreneurship at Nihon University in Tokyo, Japan from 1999 to 2001. He holds a B.S. in Management Science from the State University of New York at Binghamton and an M.B.A. in Finance and Banking from Pace University.

        Benjamin Corn, M.D., 41, has served as our President since November 1999, and in November 2001, assumed the additional duties of Chief Executive Officer and joined our Board of Directors. From October 1998 to November 1999, Professor Corn was the Chief Executive Officer of SignalSite, Inc., a subsidiary of Partec Ltd., our predecessor company. From 1994 to 1998, he served as Professor and Vice-Chairman in the Department of Radiation Oncology at Thomas Jefferson University Hospital in Philadelphia. Professor Corn received his B.A. and M.D. degrees from Boston University and completed residency training at the University of Pennsylvania, where he later served as Assistant Professor of Radiation Oncology.

        Malcolm Hoenlein, 58, has served on our Board of Directors since January 2001. Mr. Hoenlein currently serves as the Executive Vice Chairman of the Conference of Presidents of Major American Jewish Organizations, a position he has held since 1986. He also serves as a director of Bank Leumi and Rothschild Bank. Mr. Hoenlein received his B.A. from Temple University and his M.A. from the University of Pennsylvania.

        Mark H. Rachesky, M.D., 43, has served on our Board of Directors since February 2000. Dr. Rachesky is the President of MHR Fund Management LLC, which he founded in 1996. MHR is an investment manager of various private investment funds. Prior to founding MHR, from 1990 to 1996, Dr. Rachesky was employed by Carl C. Icahn as his Managing Director of Investments. He currently also serves as a director of the Samsonite Corporation and Neose Technologies, Inc. Dr. Rachesky received his B.S. from the University of Pennsylvania and his M.D. and M.B.A. from Stanford University.

        Lindsay A. Rosenwald, M.D., 47, has served on our Board of Directors since March 2000. He is an investment banker as well as a venture capitalist and fund manager. Dr. Rosenwald has served as Chairman of Paramount Capital, Inc. since 1992, Chairman of Paramount Capital Investments LLC, a merchant and investment bank, since 1995, and Chairman of Paramount Capital Asset Management, Inc., since 1994. He also serves as a director of Neose Technologies, Inc., Interneuron Pharmaceuticals, Inc., and Nephros, Inc. Dr. Rosenwald received his B.S. in Finance from Pennsylvania State University, and his M.D. from Temple University School of Medicine.

        Wayne Rothbaum, 34, has served on our Board of Directors since February 2000. He has been Managing Director at the TF/Carson Group, a strategic consulting firm providing capital markets intelligence to over 400 publicly traded companies, since June 1995. Mr. Rothbaum has co-managed the TF/Carson Group's life sciences team, which provides services ranging from traditional investor relations to strategic consulting to corporate finance for over 50 life sciences companies, since 1993. In addition, since November 1996, he has served as a principal at Evolution Capital, an NASD registered broker-dealer focusing on the life sciences, which is a wholly- owned subsidiary of the TF/Carson Group. Mr. Rothbaum is also an advisory director to Enzon, Inc. and Maxim Pharmaceuticals, Inc. He received an M.A. from the Elliot School of International Relations at the George Washington University and a B.A. in Cognitive Psychology and Political Science from the State University of New York at Binghamton.

        J. Wilson Totten, M.D., 44, has served on our Board of Directors since January 2001. Dr. Totten is Group Research and Development Director of Shire Pharmaceuticals, a public biopharmaceutical company headquartered in the United Kingdom, a position he has held since 1998. From 1995 to 1997, Dr. Totten was the Vice President for Clinical research and Development of Astra Charnwood, a United Kingdom-registered pharmaceutical company. He is a director of Shire Pharmaceuticals and of several of Shire's subsidiaries. Dr. Totten received his M.B. and Ch.B. from Glasgow University and his M.D. from Leicester University.

How are directors compensated?

        Directors who are also Keryx employees receive no additional compensation for serving as a director. Non-employee directors receive:

  •
  Reimbursement for reasonable travel expenses incurred for their attendance at meetings of the Board of Directors.

  •
  Upon initial election or appointment to the Board of Directors, each director receives an option to purchase 25,000 shares of our common stock. Upon each re-election to the Board of Directors, each director receives an option to purchase 5,000 shares of our common stock. These options are granted on the next business day after the adjournment of each annual stockholders meeting. Under United States federal income tax law, these options are non-qualified stock options. Each automatic option grant pursuant to our 2000 Stock Option Plan has an exercise price per share equal to the fair market value of our common stock on the date of grant. Each grant has a term of ten years, subject to earlier termination, following the director's cessation of service on the Board of Directors. One-fifth of the initial automatic option grant of 25,000 shares vests immediately upon grant. The remainder of the initial option grant (20,000 shares)

    vests in successive equal quarterly installments over the director's initial one-year period of service. Each re-election automatic option grant vests in two equal semi-annual installments as measured from the grant date.

  •
  Peter Kash, for his service as our Vice Chairman, receives an annual stipend of $60,000, solely as compensation for his work as a non-employee director and Vice Chairman of our Board of Directors.

What are the committees of our Board of Directors?

        The Board of Directors has an Audit Committee and a Compensation Committee.

  •
  The Audit Committee consists of Dr. J. Wilson Totten, Dr. Mark H. Rachesky and Wayne Rothbaum. The functions of the Audit Committee and its activities relative to our year-end financial statements are described below under the heading "Report of the Audit Committee". During the year, our Board of Directors examined the composition of the Audit Committee in light of the adoption by the Nasdaq Stock Market of new rules governing audit committees. Based upon this examination, our Board of Directors confirmed that all members of the Audit Committee are "independent" within the meaning of Nasdaq's rules.

  •
  The Compensation Committee consists of Dr. Rachesky, Mr. Rothbaum, and Peter M. Kash. The Compensation Committee determines the compensation of our Chief Executive Officer and reviews and takes action on the recommendation of our Chief Executive Officer as to the appropriate compensation of other executive officers. In addition, the Compensation Committee, in the absence of Mr. Kash, approved the annual stipend for Mr. Kash in his capacity as Vice Chairman of our Board of Directors. The Compensation Committee is primarily responsible for the administration of our stock option plans, under which option grants and stock issuances may be made to all employees, directors and consultants.

How many Board and Committee Meetings were held during 2001?

        During 2001, our Board of Directors held seven meetings and acted by unanimous written consent two times. The Compensation Committee held four meetings and acted by unanimous written consent six times. The Audit Committee held one meeting. Each incumbent director attended at least 75% of the meetings of the Board of Directors and the meeting(s) of those committees on which he served.

Report of the Audit Committee

        The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filing we make under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent we specifically incorporate this Report by reference therein.

        Our Board of Directors has adopted a written charter for the Audit Committee. In March 2002, the Audit Committee reviewed its charter, and determined that it met the standards set forth in the applicable SEC regulations and Nasdaq Stock Market rules.

        As set forth in more detail in the charter, the Audit Committee's primary responsibilities fall into three broad categories:

  •
  first, the Committee is charged with monitoring the preparation of quarterly and annual financial reports by management, including discussions with management and our outside auditors about draft annual financial statements and key accounting and reporting matters;

  •
  second, the Committee is responsible for matters concerning the relationship between us and our outside auditors, including recommending their appointment or removal; reviewing the scope of their audit services and related fees, as well as any other services being provided to us; and determining whether the outside auditors are independent (based in part on the annual letter provided to us pursuant to Independence Standards Board No. 1); and

  •
  third, the Committee oversees management's implementation of effective systems of internal controls, including review of policies relating to legal and regulatory compliance, ethics, and conflicts of interests, and review of the activities and recommendations of our internal auditing program.

        The Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under its charter.

        In overseeing the preparation of our financial statements, the Committee met with both management and our outside auditors to review and discuss all financial statements prior to their issuance and to discuss significant accounting issues. Management advised the Committee that all financial statements were prepared in accordance with generally accepted accounting principals and the Committee discussed the statements with both management and the outside auditors. The Committee's review included discussion with the outside auditors of matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication with Audit Committees). SAS 61 requires our independent auditors to discuss with the Committee, among other things, the following:

  •
  methods to account for significant unusual transactions;

  •
  the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

  •
  the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditors' conclusions regarding the reasonableness of those estimates; and

  •
  disagreements with management over the application of accounting principals, the basis for management's accounting estimates and the disclosures in the financial statements.

        With respect to our outside auditors, the Committee, among other things, discussed with KPMG matters relating to KPMG's independence, including the written disclosures made by KPMG to the Committee as required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). Independence Standards Board Standard No. 1 requires auditors annually to disclose in writing all relationships that in the auditor's professional opinion may reasonably be thought to bear on independence, confirm their perceived independence and engage in a discussion of independence.

        Finally, the Committee continued to monitor the scope and adequacy of our internal controls and other procedures, including proposals for adequate staffing and for strengthening internal procedures and controls where appropriate.

        Management is responsible for our financial reporting process including our system of internal control and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. KPMG is responsible for auditing those financial statements. The Audit Committee's responsibility is to monitor and review these processes. The Audit Committee's duties and responsibilities do not include conducting audits or accounting reviews. Therefore, the Audit Committee has relied on management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the representations of KPMG included in their report on our financial statements. The Audit Committee's oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations.

        On the basis of these reviews and discussions, the Committee recommended to the Board of Directors that it approve the inclusion of our audited financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2001, for filing with the Securities and Exchange Commission.

                      By the Audit Committee of the Board of Directors
                      Dr. Totten, Chairman
                      Dr. Rachesky
                      Mr. Rothbaum

Independent Auditors Fees and Other Matters

Audit Fees

        KPMG billed us an aggregate of approximately $83,000 in fees for the professional services rendered in connection with the audit of our financial statements for the most recent fiscal year and the reviews of the financial statements included in each of our Quarterly Reports on Form 10-Q during the most recent fiscal year.

Financial Information Systems Design and Implementation Fees

        KPMG did not bill us for any professional services rendered to us and our affiliates for the most recent fiscal year in connection with financial information systems design or implementation, the operation of our information system or the management of our local area network.

All Other Fees

        KPMG billed us an aggregate of approximately $53,000 in fees for other services rendered to us and our affiliates for the most recent fiscal year. These fees were incurred for consulting services on various issues, including taxation, the structure of potential licensing arrangements and non-cash stock compensation. The Audit Committee has reviewed these fees and concluded that the payment of such fees is compatible with maintaining KPMG's independence.

Our Executive Officers

        Our executive officers are:

Name	Age	Position
Morris Laster, M.D.	37	Chairman
Benjamin Corn, M.D.	41	Chief Executive Officer & President
Barry Cohen	39	Vice President, Business Development
Robert E. Gallahue	41	Chief Financial Officer & Treasurer
Thomas J. Humphries, M.D.	57	Senior Vice President, Clinical Development
Rony Seger, Ph.D.	45	Chief Scientific Officer
Bob Trachtenberg	45	General Counsel & Secretary
Ira Weinstein, D.B.A.	46	Chief Operating Officer

        The following is information about our executive officers who are not directors:

        Barry Cohen has served as our Vice President, Business Development since September 2001. From September 1994 until September 2001, Mr. Cohen occupied several management positions with Novartis Consumer Health, a subsidiary of Novartis Pharma AG, a pharmaceutical company, including, from April 2000 to September 2001, Category Vice President, from April 1997 to April 2000, Category Director, and from September 1994 to April 1997, Senior Brand Manager. Prior to joining Novartis, Mr. Cohen also worked at American Home Products Corporation and Sterling Drug, Inc., each of which is a pharmaceutical company. Mr. Cohen received his B.A. from Hofstra University and his M.B.A. from Pace University.

        Robert E. Gallahue has served as our Chief Financial Officer and Treasurer since June 2000. From December 1999 to May 2000, Mr. Gallahue served as Senior Director, Finance at Millennium Pharmaceuticals, Inc., a biopharmaceutical company. From November 1993 to December 1999, he served as Controller and then Senior Director, Finance at LeukoSite, Inc., a biopharmaceutical company. From 1989 to 1993, Mr. Gallahue served as accounting manager and then Senior Financial Analyst at RepliGen, Inc., a biopharmaceutical company. From 1985 to 1989, he was an auditor at the accounting firm of PricewaterhouseCoopers LLP. Mr. Gallahue received his B.A. from Middlebury College and his M.S.A. from Bentley College and is a certified public accountant.

        Thomas J. Humphries, M.D., has served as our Senior Vice President, Clinical Development since November 2001. From August 1999 to April 2000, Dr. Humphries served as the Executive Advisor to the President of Eisai Incorporated, a pharmaceutical company, and, from August 1999 to November 2001, the head of his own consulting group. From April 1997 to August 1999, he was the Director, Clinical Research and Development Division, Europe of Eisai Ltd. He served as Executive Vice President, Scientific Affairs for Eisai Corporation of North America from January 1995 to April 1997. For fourteen years, prior to joining the Eisai family of companies, Dr. Humphries held several executive positions with various pharmaceutical companies, including Merck Sharp, Dohme Research Laboratories and Smith Kline and French Laboratories. Dr. Humphries received his B.A. from Harvard College and his M.D. from Tuft's University School of Medicine. He is a fellow of the American College of Physicians and the American College of Gastroenterology.

        Rony Seger, Ph.D., has served as our Chief Scientific Officer since October 2001. Prof. Seger has been associated with the Weizmann Institute of Science since 1994, and currently holds the position of tenured Associate Professor in the Department of Biological Regulation. Prof. Seger is the author of nearly one hundred peer-reviewed articles on kinases and signal transduction. He received his B.S. from Ben Gurion University and his Ph.D. from the Weizmann Institute of Science. Prof. Seger completed postdoctoral work in the laboratories of Dr. E.G. Krebs, a Nobel laureate and world-renowned expert in signal transduction and kinases.

        Bob Trachtenberg has served as our General Counsel and Secretary since November 1999. From October 1998 to November 1999, he was the General Counsel of Partec Ltd., our predecessor company. From June 1994 to October 1998, Mr. Trachtenberg was Senior Vice President for Administration and Legal Affairs at LanguageWare.net, Ltd. (formerly known as Accent Software International, Ltd.). Mr. Trachtenberg received his B.A. from the State University of New York at Binghamton and his J.D. from New York University.

        Ira Weinstein, D.B.A., has served as our Chief Operating Officer since June 2000 and was our Chief Financial Officer and Treasurer from November 1999 to June 2000. From January 1997 to November 1999, Dr. Weinstein was the Chief Financial Officer of Partec Ltd., our predecessor company. From 1989 to 1997, Dr. Weinstein was an accountant with the Association of Americans and Canadians in Israel. He has also served as a consultant to the New York State Department of Health and taught business management at Baruch College, Touro College and St. John's University. Dr. Weinstein holds a Doctorate of Business Administration from Newport University and an M.B.A. in Management and a B.B.A. in Accountancy from Baruch College.

Employment Agreements

        Our Israeli operating subsidiary has entered into an employment agreement, dated November 26, 2001, with Benjamin Corn, M.D., and we, as the US parent, entered into a complementary employment agreement with Dr. Corn, dated November 26, 2001. Dr. Corn serves as our Chief Executive Officer and President at a base salary of $250,000 per year, with salary increases and bonuses at the discretion of our Compensation Committee. In accordance with the US agreement, our Compensation Committee has granted Dr. Corn a ten-year option to purchase 150,000 shares of our common stock at an exercise price of $5.31 per share, the fair market value of our common stock on the date of grant. This option vests quarterly over a period of three years, beginning February 11, 2002, subject to Dr. Corn's continued employment. Each agreement may be terminated on three months notice and each contains both non-competition and non-solicitation provisions. The agreements also provide that if Dr. Corn's employment is terminated without cause or because of death or disability, he or his heirs will be paid his then-current salary for eight months in monthly installments, in addition to payment of his salary during the three-month notice period. In addition, our Board of Directors will cause any outstanding, unvested options to vest immediately and will extend the period in which they may be exercised for two years from the date of the termination of his employment.

        Our Israeli operating subsidiary has entered into an employment agreement, dated as of November 26, 2001, with Morris Laster, M.D., and we, as the US parent, entered into a complementary employment agreement with Dr. Laster, dated as of November 26, 2001. Dr. Laster serves as our Chairman at a base salary of $250,000 per year, with salary increases and bonuses at the discretion of our Compensation Committee. In accordance with the US agreement, our Compensation Committee has granted Dr. Laster a ten-year option to purchase 75,000 shares of our common stock at an exercise price of $5.31 per share, the fair market value of our common stock on the date of grant. This option vests quarterly over a period of three years, beginning February 11, 2002, subject to Dr. Laster's continued employment. Each agreement may be terminated on three months notice and each contains both non-competition and non-solicitation provisions. The agreements also provide that if Dr. Laster's employment is terminated without cause or because of death or disability, he or his heirs will be paid his then-current salary for twelve months in monthly installments, in addition to payment of his salary during the three-month notice period. In addition, our Board of Directors will cause any outstanding, unvested options to vest immediately and will extend the period in which they may be exercised for two years from the date of the termination of his employment.

        We have entered into an employment agreement with Robert Gallahue, dated June 29, 2000, to serve as our Chief Financial Officer and Treasurer. The agreement provides that his initial base salary would be $150,000 with salary increases and bonuses at the discretion of our Chief Executive Officer acting in consultation with our Compensation Committee. In accordance with this agreement, our Compensation Committee granted Mr. Gallahue an initial ten-year option to purchase 90,000 shares of our common stock at an exercise price of $10.00 per share, the fair market value of our common stock on the date of grant. This option, one-third of which has already vested, vests in three installments on June 29, 2001, June 29, 2002, and June 29, 2003, subject to Mr. Gallahue's continued employment. The agreement may be terminated on three months notice and contains both non-competition and non-solicitation provisions. The agreement also provides that if Mr. Gallahue's employment is terminated without cause or because of death or disability, he or his heirs will be paid his then-current salary for three months in monthly installments. In addition, our Board of Directors will cause any outstanding, unvested options to vest immediately and will extend the period in which they may be exercised for two years from the date of the termination of his employment.

        Our Israeli operating subsidiary, through an Asset Purchase Agreement signed with Partec Ltd., our predecessor company, on November 19, 1999, assumed an employment agreement, dated July 19, 1999, with Bob Trachtenberg, and we, as the US parent, entered into a complementary employment agreement, dated November 19, 1999, with Mr. Trachtenberg. Mr. Trachtenberg serves as our General Counsel and Secretary. The July 19, 1999 employment agreement provided that Mr. Trachtenberg's initial base salary would be $85,000 per year, with salary increases and bonuses at the discretion of our Chief Executive Officer acting in consultation with our Compensation Committee. In accordance with the US agreement, our Compensation Committee granted Mr. Trachtenberg an initial ten-year option to purchase 187,500 shares of our common stock at an exercise price of $0.10 per share. This option is fully vested. Each agreement may be terminated on three months notice and each contains both non-competition and non-solicitation provisions. The agreements also provide that if Mr. Trachtenberg's employment is terminated without cause or because of death or disability, he or his heirs will be paid his then-current salary for three months in monthly installments. In addition, our Board of Directors will cause any outstanding, unvested options to vest immediately and will extend the period in which they may be exercised for two years from the date of the termination of his employment.

        Our Israeli operating subsidiary, through an Asset Purchase Agreement signed with Partec Ltd., our predecessor company, on November 19, 1999, assumed an employment agreement, dated July 19, 1999, with Ira Weinstein, and we, as the US parent, entered into a complementary employment agreement with Dr. Weinstein. Dr. Weinstein serves as our Chief Operating Officer. The July 19, 1999 employment agreement provided that Dr. Weinstein's initial base salary would be $85,000 per year, with salary increases and bonuses at the discretion of our Chief Executive Officer acting in consultation with our Compensation Committee. In accordance with the US agreement, our Compensation Committee granted Dr. Weinstein an initial ten-year option to purchase 225,000 shares of our common stock at an exercise price of $0.10 per share. This option is fully vested. Each agreement may be terminated on three months' notice and each contains both non-competition and non-solicitation provisions. The agreements also provide that if Dr. Weinstein's employment is terminated without cause or because of death or disability, he or his heirs will be paid his then-current salary for three months in monthly installments. In addition, our Board of Directors will cause any outstanding, unvested options to vest immediately and will extend the period in which they may be exercised for two years from the date of the termination of his employment.

Executive Compensation

Summary Compensation Table

        The following table provides information about the annual and long-term compensation paid to, or accrued by, our Chief Executive Officer and the other four highest paid executive officers.

		Annual Compensation						Long-Term Compensation
Name and Principal Position	Year	Salary		Bonus		Other Annual Compensation (1)		Securities Underlying Options/SARs	All Other Compensation (2)
Morris Laster, M.D. Chairman (3)	2001 2000 1999	$ $ $	272,486 240,000 225,000	$ $	20,000 75,000 —	$ $ $	71,468 41,520 37,000	75,000 0 1,972,100	$ $ $	0 9,650 7,545
Benjamin Corn, M.D. Chief Executive Officer & President (4)	2001 2000 1999	$ $ $	180,333 161,436 150,000	$ $	50,000 27,500 —	$ $ $	34,740 27,076 22,000	150,000 0 274,026	$ $ $	0 0 0
Robert Gallahue Chief Financial Officer & Treasurer (5)	2001 2000	$ $	158,000 81,250	$ $	27,000 15,000	$ $	13,108 2,356	40,500 90,000	$ $	0 0
Bob Trachtenberg General Counsel & Secretary (6)	2001 2000 1999	$ $ $	100,000 89,272 85,100	$ $	27,000 35,000 —	$ $ $	24,009 21,116 20,000	40,500 0 357,620	$ $ $	0 4,000 186
Ira Weinstein, D.B.A. Chief Operating Officer (7)	2001 2000 1999	$ $ $	99,000 90,520 77,550	$ $	30,000 25,000 —	$ $ $	33,541 21,345 19,200	40,500 0 395,120	$ $ $	0 0 163

(1)
Includes payments made for social security, pension and disability insurance premiums, payments made in lieu of statutory severance and payments to continuing education plans.

(2)
Includes reimbursement for automobile expenses.

(3)
Dr. Laster commenced serving as an executive officer in November 1999. Prior to that date Dr. Laster was an employee of Partec Ltd., our predecessor company. The salary reported for Dr. Laster in 1999 includes salary earned while employed by Partec.

(4)
Dr. Corn commenced serving as an executive officer in November 1999. Prior to that date Dr. Corn was an employee of SignalSite, Inc., a subsidiary of Partec, Ltd., our predecessor company. The salary reported for Dr. Corn in 1999 includes salary earned while employed by SignalSite.

(5)
Mr. Gallahue commenced serving as an executive officer in June 2000.

(6)
Mr. Trachtenberg commenced serving as an executive officer in November 1999. Prior to that date Mr. Trachtenberg was an employee of Partec Ltd., our predecessor company. The salary reported for Mr. Trachtenberg in 1999 includes salary earned while employed by Partec.

(7)
Dr. Weinstein commenced serving as an executive officer in November 1999. Prior to that date Dr. Weinstein was an employee of Partec Ltd., our predecessor company. The salary reported for Dr. Weinstein in 1999 includes salary earned while employed by Partec.

Aggregated Option Grants and Exercises in Last Fiscal Year and Fiscal Year-End Option Values

        The following tables provide certain information concerning (i) individual grants of options to purchase our common stock made to the named executive officers during 2001, and (ii) individual exercises of stock options by the named executive officers during 2001 as well as the number and value of options outstanding at December 31, 2001 for each of the named executive officers. The value of unexercised stock options held by the named executive officers at year-end is calculated by multiplying the number of option shares by the difference between the option exercise price and $7.30, the fair market value of our common stock on December 31, 2001.

Option/SAR Grants In Last Fiscal Year

	Individual Grants
						Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
		Number of Securities Underlying Options Granted	Percent of Total Options Granted to Employees in Fiscal Year
Name	Grant Date			Exercise Price	Expiration Date
						5%	10%
Morris Laster, M.D.	11/11/01	75,000(1)	8.33%	$5.31	11/11/11	$648,707	$1,032,958
Benjamin Corn, M.D.	11/11/01	150,000(1)	16.65%	$5.31	11/11/11	$1,297,415	$2,065,916
Robert Gallahue	11/11/01	40,500(1)	4.22%	$5.31	11/11/11	$350,302	$557,797
Bob Trachtenberg	11/11/01	40,500(1)	4.22%	$5.31	11/11/11	$350,302	$557,797
Ira Weinstein	11/11/01	40,500(1)	4.22%	$5.31	11/11/11	$350,302	$557,797

(1)
Each option becomes exercisable over a three-year period in cumulative installments of one-twelfth of the shares underlying the option on each of the first twelve quarterly anniversaries of the date of grant, which in each case was November 11, 2001. Upon a change of control of Keryx, the options may become immediately exercisable.

			Number of Securities Underlying Unexercised Options at Fiscal Year-End(#)	Value of Unexercised In-The-Money Options at Fiscal Year-End(#)
Name	Shares Acquired on Exercise(#)	Value Realized ($)
			Exercisable/Unexercisable	Exercisable/Unexercisable
Morris Laster, M.D.	0	—	1,972,100/75,000	$14,199,120/$149,250
Benjamin Corn, M.D.	0	—	274,026/150,000	$1,972,987/$298,500
Robert Gallahue	0	—	30,000/100,500	0/$80,595
Bob Trachtenberg	0	—	357,620/40,500	$2,574,864/$80,595
Ira Weinstein, D.B.A.	0	—	395,120/40,500	$2,844,864/$80,595

Report of the Compensation Committee

        The following Report of the Compensation Committee and the common stock performance graph on page 16 of this Proxy Statement do not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filing we make under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent we specifically incorporate this Report or the performance graphs by reference therein.

        The Compensation Committee of our Board of Directors has furnished the following report on executive compensation for fiscal year 2001.

What is our compensation philosophy?

        Our philosophy is to provide competitive compensation levels and, where appropriate, align compensation of senior management with the long-term interests of our stockholders. We determine the compensation of the senior management team by evaluating our corporate performance, in addition to each executive officer's own level of performance.

What is the structure of our executive compensation?

        The elements of our executive compensation programs are:

  •
  base salary;

  •
  annual cash bonuses; and

  •
  annual long-term stock-based incentives.

        We have structured our compensation plan to provide incentives for senior management performance that promote continuing improvements in our corporate performance and stock price over both the short- and long-term.

How do we determine base salaries?

        We determine base salaries by examining each individual's experience and personal performance, and by utilizing comparisons to similar positions within the biotechnology industry. Base salaries are reviewed annually based on the criteria mentioned above.

How do we determine annual bonuses?

        We base the amount of the annual bonus award to each executive officer on a combination of our overall performance and the individual's overall performance. The Compensation Committee approved bonuses in 2001 to our executive officers totaling $183,000. In determining the individual bonus amounts, the Compensation Committee considered our corporate performance, including the opening of a new laboratory facility in Jerusalem, and the progress made in discussions with potential corporate partners and in developing our technologies, in addition to each individual's contributions to our success.

How is compensation used to ensure senior management is focused on long-term results?

        We use stock options to provide long-term incentives to our executive officers. The Compensation Committee approves all grants of stock options to executive officers. These stock option grants are designed to align the interests of each executive officer with those of our other stockholders. Options are generally exercisable over a ten-year period at the fair market value per share on the date of grant. Options granted to executive officers and others pursuant to our 2000 Stock Option Plan generally become exercisable in installments over a three-year vesting period. The options will provide a benefit to the executive officer only if he or she remains employed by us during the vesting period, and then only if the market price of our common stock increases. During 2001, the Compensation Committee approved grants of options to our nine executive officers to purchase a total of 603,000 shares of common stock at a weighted-average exercise price of $5.39. We based the number of shares granted to each executive officer on a combination of our overall performance and the individual's performance, as well as the size of option grants made to executive officers of comparable biotechnology companies.

How do we determine the compensation of our Chief Executive Officer?

        Dr. Corn has been our Chief Executive Officer since November 2001. He has also served as our President since November 1999. Upon assuming the additional role of Chief Executive Officer, his annual base salary was set by our Compensation Committee at $250,000. In addition, Dr. Corn was granted an option to purchase 150,000 shares of our common stock at an exercise price per share of $5.31, the closing price on the Nasdaq stock exchange of our common stock on the trading day prior to the date of grant. His compensation was determined by establishing a base salary competitive with those paid by other biotechnology companies and making a significant percentage of his total compensation package contingent upon corporate and individual performance. Dr. Corn received a salary of $180,333 in 2001. Dr. Corn also received a bonus of $50,000 for his service as both Chief Executive Officer and President in 2001. His bonus was based on our Compensation Committee's assessment of Dr. Corn's individual performance and his contribution to our corporate performance during 2001.

        Dr. Laster served as our Chief Executive Officer until November 2001 and he has served as our Chairman since November 1999. Upon his resignation as Chief Executive Officer in November 2001, his annual base salary as Chairman was set by our Compensation Committee at $250,000. In addition, Dr. Laster was granted an option to purchase 75,000 shares of our common stock at an exercise price per share of $5.31, the closing price on the Nasdaq stock exchange of our common stock on the trading day prior to the date of grant. For his service as Chief Executive Officer and Chairman until November 2001, and thereafter as Chairman, Dr. Laster received an annual base salary of $272,486 in 2001. Dr. Laster also received a bonus of $20,000 for his 2001 performance. Dr. Laster's 2001 salary and bonus were based upon a number of factors, including salaries comparable to those paid by other similar biotechnology companies, his individual performance and his contribution to our corporate performance during 2001.

What is the impact of Internal Revenue Code Section 162(m)?

        Under Section 162(m) of the Internal Revenue Code of 1986, as amended, called the Internal Revenue Code, we will not be allowed a federal income tax deduction for compensation paid to executive officers, to the extent that compensation exceeds $1.0 million per executive officer in any one year and is not performance based compensation. Compensation that qualifies as performance-based compensation is not taken into account for purposes of the limitation. Performance-based compensation includes compensation deemed paid in connection with the exercise of certain stock options. To be performance based compensation, the exercised stock options must have an exercise price equal to or greater than the fair market value of the option shares on the grant date, must be granted by a committee composed solely of two or more outside directors and must be granted under the terms of a plan that states that the maximum number of shares with respect to which the option may be granted and is approved by the stockholders of the corporation within twelve months of adoption. Our 2000 Stock Option Plan is intended to assure that the exercise of stock options will qualify as performance-based compensation.

        Section 162(m) generally disallows a tax deduction to public companies for certain compensation in excess of $1 million paid to the company's executive officers. Certain compensation, including qualified performance-based compensation, will not be subject to the deduction limit if certain requirements are met. Our Compensation Committee reviews the potential effect of Section 162(m) periodically and generally seeks to structure the long-term incentive compensation granted to its executive officers in a manner that is intended to avoid disallowance of deductions under Section 162(m). Nevertheless, there can be no assurance that compensation attributable to awards granted under our 2000 Stock Incentive Plan will be treated as qualified performance-based compensation under Section 162(m). In addition, our Compensation Committee reserves the right to use its judgment to authorize compensation payments that may be subject to the limit when it believes such payments are appropriate and in the best interests of our stockholders, after taking into consideration changing business conditions and the performance of our employees.

                      By the Compensation Committee of the Board of Directors
                      Mr. Kash
                      Mr. Rothbaum
                      Dr. Rachesky

Compensation Committee Interlocks and Insider Participation

        The current members of our Compensation Committee are Dr. Rachesky and Messrs. Rothbaum and Kash. No member of our Compensation Committee was at any time during 2001, or formerly, an officer or employee of Keryx or any of our subsidiaries, nor has any other member of our Compensation Committee had any relationship with us requiring disclosure under Item 404 of Regulation S-K under the Exchange Act, other than as set forth below under the heading "Related Party Transactions".

        During the last fiscal year, none of our executive officers has served as a director or member of the Compensation Committee (or other committee serving an equivalent function) of any other entity, one of whose executive officers served as a director of or member of our Compensation Committee.

Common Stock Performance Graph

        Our common stock has been listed for trading on the Nasdaq National Market under the symbol KERX since July 28, 2000. The following graph compares the cumulative total stockholder return on our common stock for the period from July 28, 2000, the date of our initial public offering, through December 31, 2001, with the cumulative total return over such period on (i) the Nasdaq National Market-US Index and (ii) the Nasdaq Stock Market- BioTech Index. The graph assumes the investment of $100 on July 28, 2000, in our Common Stock (at the initial offering price) and in each of the indices listed above, and assumes the reinvestment of all dividends. Measurement points are July 28, 2000, and the last trading day of the year ended December 31, 2001.

Section 16(a) Beneficial Ownership Reporting Compliance

        The rules of the Securities and Exchange Commission require us to disclose late filings of reports of stock ownership (and changes in stock ownership) by our directors, executive officers and 10% stockholders. Our directors, executive officers, and 10% stockholders are required by those rules to give us copies of the reports of stock ownership and changes in stock ownership they file with the Securities and Exchange Commission. Based solely on our review of the copies of the reports we received, we believe that our directors, executive officers, and 10% stockholders met all of their filing requirements during the year ended December 31, 2001, except that (a) Peter Kash, a director of Keryx, failed to report in a timely manner the open market purchase of 2,500 shares of our common stock in November 2001, and failed to file in a timely manner his Annual Statement of Changes in Beneficial Ownership on Form 5; and (b) Barry Cohen, who became an executive officer in September 2001, failed to file in a timely manner his Initial Statement of Beneficial Ownership on Form 3.

Related-Party Transactions

        In January 2002, we executed a loan agreement whereby we agreed to loan up to a maximum of $200,000 to Thomas J. Humphries, M.D., Senior Vice President, Clinical Development, as part of our provision for Dr. Humphries' relocation expenses in connection with his employment by us. This loan was represented by a full recourse promissory note. Under the terms of the promissory note, the loan bore interest at a rate of 3.00% per year, until paid in full. The entire balance of the principal amount of the loan, plus all accrued but unpaid interest, was due and payable upon the earlier of the sale of Mr. Humphries' home or the date six months from the date of the loan. Dr. Humphries borrowed a total of $85,000 pursuant to this loan agreement. On March 7, 2002, he repaid that sum in full, plus accrued interest, and the loan agreement was terminated.

Stock Ownership of our Directors, Executive Officers,
and 5% Beneficial Owners

        The following table shows information, as of December 31, 2001, concerning the beneficial ownership of our common stock by:

  •
  each person we know to be the beneficial owner of more than 5% of our common stock;

  •
  each of our directors (all of whom are nominees for re-election);

  •
  each of our executive officers shown in our Summary Compensation Table; and

  •
  all directors and executive officers as a group.

        As of December 31, 2001, there were 19,846,694 shares of our common stock outstanding. To calculate a shareholder's percentage of beneficial ownership, we must include in the numerator and denominator those shares underlying options or warrants beneficially owned by that shareholder that are vested or that will vest within 60 days of December 31, 2001. Options or warrants held by other shareholders, however, are disregarded in this calculation. Therefore, the denominator used in calculating beneficial ownership among our shareholders may differ. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting or investment power with respect to the shares of our common stock. Unless we have indicated otherwise, each person named in the table below has sole voting power and investment power for the shares listed opposite such person's name, except to the extent authority is shared by spouses under community property laws.

Name and Address of Beneficial Owner (1)	Number of Common Shares Beneficially Owned	Percentage of Outstanding Shares
Morris Laster, M.D. (2)	1,978,350	9.06%
Benjamin Corn, M.D. (3)	286,526	1.42%
Robert E. Gallahue (4)	33,375	*
Ira Weinstein (5)	398,495	1.97%
Bob Trachtenberg (6)	360,995	1.79%
Lindsay A. Rosenwald, M.D. (7)	6,078,849	30.53%
Peter Morgan Kash (8)	1,018,970	5.09%
Mark Rachesky, M.D. (9)	191,350	*
Wayne Rothbaum (10)	62,500	*
Malcolm Hoenlein (11)	27,500	*
J. Wilson Totten (12)	27,500	*
All executive officers and directors as a group (13)	10,605,677	45.24%

*
Less than 1% of outstanding common stock

(1)
The address of all the individuals listed is c/o Keryx Biopharmaceuticals, Inc., 101 Main Street, Cambridge, Massachusetts 02142.

(2)
Consists of 1,978,350 shares of common stock issuable upon the exercise of options exercisable within 60 days of December 31, 2001. All but 6,250 of these options are held in the name of Mogul LLC, a Delaware limited liability company, the sole member of which is an irrevocable trust of which Dr. Laster is a beneficiary, but over which he has no control. Dr. Laster disclaims beneficial ownership of such shares.

(3)
Consists of 286,526 shares of common stock issuable upon the exercise of options exercisable within 60 days of December 31, 2001. All but 12,500 of these options are held in the name of Crown Investment Holdings, Inc., a Delaware corporation, the sole stockholder of which is an irrevocable trust of which Dr. Corn is a beneficiary, but over which he has no control. Dr. Corn disclaims beneficial ownership of such shares.

(4)
Consists of 33,375 shares of common stock issuable upon the exercise of options exercisable within 60 days of December 31, 2001.

(5)
Consists of 398,495 shares of common stock issuable upon the exercise of options exercisable within 60 days of December 31, 2001. All but 3,375 of these options are held in the name of Radio Eon, LLC, a Delaware limited liability company, the sole member of which is an irrevocable trust of which Dr. Weinstein is a beneficiary, but over which he has no control. Dr. Weinstein disclaims beneficial ownership of such shares.

(6)
Consists of 360,995 shares of common stock issuable upon the exercise of options exercisable within 60 days of December 31, 2001. All but 3,375 of these options are held in the name of Manzello Associates, LLC, a Delaware limited liability company, the sole member of which is an irrevocable trust of which Mr. Trachtenberg is a beneficiary, but over which he has no control. Mr. Trachtenberg disclaims beneficial ownership of such shares.

(7)
Dr. Rosenwald is a beneficial owner of more than 5% of our common stock. Includes 250,485 shares of common stock held by Paramount Capital Investments LLC, an affiliate of Paramount Capital, Inc., of which Dr. Rosenwald is Chairman. Also includes 194,600 shares of common stock held by funds managed by Paramount Capitol Asset Management, Inc., of which Dr. Rosenwald is the Chairman and sole stockholder, and 500,000 shares of common stock held by The Rosenwald Family Trust. In addition, it includes 2,500 shares of common stock issuable upon the exercise of a vested stock option issued to Dr. Rosenwald, 14,064 shares of common stock issuable upon the exercise of a vested warrant held by Dr. Rosenwald and 50,110 shares of common stock issuable upon the exercise of a vested warrant held by Paramount Capital Investments LLC. Furthermore, Dr. Rosenwald has personally granted options to purchase 192,385 and 75,000 shares of common stock currently owned by him to two unrelated persons.

(8)
Mr. Kash is a beneficial owner of more than 5% of our common stock. Includes 115,000 shares of common stock issuable upon the exercise of vested options and 38,720 shares of common stock issuable upon the exercise of vested warrants. 30,000 shares of common stock beneficially owned by Mr. Kash are subject to a 10-year purchase option that Mr. Kash granted to an irrevocable family trust, and 1,500 shares are subject to a 10-year purchase option granted to a charitable foundation. In addition, Mr. Kash has granted each of three family members 10-year options to purchase 30,000 shares.

(9)
Includes 62,500 shares of common stock issuable upon the exercise of vested options.

(10)
Consists of 62,500 shares of common stock issuable upon the exercise of vested options.

(11)
Consists of 27,500 shares of common stock issuable upon the exercise of vested options.

(12)
Consists of 27,50 shares of common stock issuable upon the exercise of vested options.

(13)
Includes 3,495,508 shares of common stock issuable upon the exercise of vested options and 102,894 shares of common stock issuable upon the exercise of vested warrants. This number also includes the shares of common stock owned by all our executive officers, not just by the chief executive officer and the four most highly compensated person in the last fiscal year.

Additional Information

Householding of Annual Meeting Materials

        Some banks, brokers and other nominee record holders may be participating in the practice of "householding" proxy statements and annual reports. This means that only one copy of our proxy statement or annual report may have been sent to multiple shareholders in your household. We will promptly deliver a separate copy of either document to you if you call, write or e-mail us at:

                  Keryx Biopharmaceuticals, Inc.
                  7 Hartom Street
                  P.O. Box 23706
                  Har Hotzvim
                  Jerusalem 91236
                  Israel
                  Attn: Bob Trachtenberg
                  +972-2-541-3500
                  info@keryx.com

        If you want to receive separate copies of the annual report and proxy statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address and phone number.

Shareholders Proposals for the 2003 Annual Meeting

        To be included in proxy material for the 2003 Annual Meeting of Stockholders, a stockholder's proposal must be received by our Secretary, Bob Trachtenberg, at our offices at the above address no later than March 24, 2003 or earlier than February 21, 2003. We suggest that stockholders submit their proposals by certified mail, return receipt requested.

        If a stockholder wishes to present a proposal before the 2003 Annual Meeting of Stockholders, but does not wish to have the proposal considered for inclusion in the Proxy Statement and proxy card, the stockholder must also give written notice as described above. The required notice is calculated by reference to the date of the most recent annual meeting. Assuming that our 2002 Annual Meeting of Stockholders is held on or after May 23, 2002, as we currently anticipate, notice would be required no earlier than February 21, 2003 and no later than March 24, 2003. Even if a stockholder fails to provide timely notice of a proposal to be presented at the 2003 Annual Meeting of Stockholders, the proxies designated by our Board of Directors will still have discretionary authority to vote on the proposal.

Other Matters

        Our Board of Directors does not know of any other matters that may come before the meeting. However, if any other matters are properly presented to the meeting, it is the intention of the persons named in the accompanying proxy card to vote, or otherwise act, in accordance with their judgment on those matters.

Solicitation of Proxies

        The cost of solicitation of proxies will be borne by Keryx. In addition to the solicitation of proxies by mail, our officers and employees may solicit proxies in person or by telephone. We may reimburse brokers or persons holding stock in their names, or in the names of their nominees, for their expenses in sending proxies and proxy material to beneficial owners.

Revocation of Proxy

        Subject to the terms and conditions set forth in this Proxy Statement, all proxies received by us will be effective, notwithstanding any transfer of the shares to which those proxies relate, unless at or prior to the meeting, we receive a written notice of revocation signed by the person who, as of the record date, was the registered holder of those shares or that registered holder attends and votes by ballot at the Annual Meeting.

                      By Order of the Board of Directors
                      /s/ Bob Trachtenberg
                      Bob Trachtenberg
                      Secretary

Cambridge, Massachusetts
April 22, 2002

        OUR BOARD OF DIRECTORS HOPES THAT STOCKHOLDERS WILL ATTEND THE 2002 ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE. A PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING AND YOUR COOPERATION WILL BE APPRECIATED. STOCKHOLDERS WHO ATTEND THE MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXY CARDS.

Annex A

PROXY CARD

KERYX BIOPHARMACEUTICALS, INC.
PROXY FOR ANNUAL MEETING OF STOCKHOLDERS—MAY 23, 2002
(This Proxy is solicited by the Board of Directors of the Company)

        The undersigned stockholder of Keryx Biopharmaceuticals, Inc. hereby appoints Bob Trachtenberg, General Counsel and Secretary, and Robert E. Gallahue, Chief Financial Officer and Treasurer, and each of them, with full power of substitution, proxies to vote the shares of stock that the undersigned could vote if personally present at the Annual Meeting of Stockholders of Keryx Biopharmaceuticals, Inc. to be held at our offices, 101 Main Street, Cambridge, Massachusetts, on May 23, 2002, at 10:00 a.m., local time, or any adjournment thereof.

(Continued and to be signed on Reverse Side)

Please date, sign and mail your
proxy card back as soon as possible!

ANNUAL MEETING OF STOCKHOLDERS
KERYX BIOPHARMACEUTICALS, INC.

        May 23, 2002

Please Detach and Mail in the Envelope Provided

-------------------------------------------------------------------------------------------------------------------------------------

Please mark your votes as in this example: ☒

1. ELECTION OF DIRECTORS
FOR all nominees below (except as marked to the contrary below)	WITHHOLD AUTHORITY to vote for all nominees below
☐	☐
INSTRUCTION: To withhold authority to vote for an individual nominee, strike a line through that nominee's name in the list at right.
NOMINEES:	Morris Laster Benjamin Corn Malcolm Hoenlein Peter M. Kash Mark H. Rachesky Lindsay A. Rosenwald Wayne Rothbaum J. Wilson Totten
2. IN THEIR DISCRETION UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

         Unless otherwise specified, this proxy will be voted for the ELECTION of directors named in Proposal 1.

        The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of stockholders and the related Proxy Statement.

Signature

Dated:

Dated:

            SIGNATURE: IF HELD JOINTLY

Note: Please date and sign exactly as your name appears on the envelope in which    this material was mailed. If shares are held jointly, each stockholder should sign. Executors, administrators, trustees, etc. should use full title, and if more than one, all should sign. If the stockholder is a corporation, please sign full corporate name by an authorized officer. If the stockholder is a partnership, please sign full partnership name by an authorized person.

QuickLinks

TABLE OF CONTENTS
Proxy Statement
Questions and Answers
Proposal—Election of Directors
Report of the Audit Committee
Independent Auditors Fees and Other Matters
Our Executive Officers
Executive Compensation
Option/SAR Grants In Last Fiscal Year
Report of the Compensation Committee
Compensation Committee Interlocks and Insider Participation
Common Stock Performance Graph
Section 16(a) Beneficial Ownership Reporting Compliance
Related-Party Transactions
Stock Ownership of our Directors, Executive Officers, and 5% Beneficial Owners
Additional Information
PROXY CARD
KERYX BIOPHARMACEUTICALS, INC. PROXY FOR ANNUAL MEETING OF STOCKHOLDERS—MAY 23, 2002 (This Proxy is solicited by the Board of Directors of the Company)
ANNUAL MEETING OF STOCKHOLDERS KERYX BIOPHARMACEUTICALS, INC.